Other Deductions, Net	12 Months Ended
Sep. 30, 2011
Other Deductions, Net [Abstract]
Other Deductions, Net
(4)  Other Deductions, Net

Other deductions, net are summarized as follows:

	2009	2010	2011
Amortization of intangibles (intellectual property and customer relationships)	$108	176	261
Rationalization of operations	284	126	81
Other	121	71	57
Gains, net	(39)	(4)	(24)
Total	$474	369	375

Other deductions, net increased for 2011 primarily due to higher amortization expense on acquired intangible assets, partially offset by lower rationalization expense and higher gains. Other is composed of several items that are individually immaterial, including foreign currency gains and losses, bad debt expense, equity investment income and losses, as well as one-time items such as litigation and disputed matters and insurance recoveries. Other decreased in 2011 primarily because of lower acquisition-related costs, partially offset by a $19 impairment charge related to the Industrial Automation wind turbine pitch control business, reflecting a slowdown in investment for alternative energy in the current economic environment. Other decreased in 2010 primarily because of $45 of lower foreign currency transaction losses compared with 2009. Gains, net for 2011 include $15 related to the acquisition of full ownership of a Process Management joint venture in India. Gains, net for 2009 included $25 ($17 after-tax) related to the sale of an asset for which the Company received $41.